PROSPECTUS

                      COLONIAL INVESTMENT GRADE BOND FUND

                            CLASS A, B AND C SHARES
                            ------------------------

    Colonial Investment Grade Bond Fund is a diversified, closed-end management investment company that seeks, as its primary investment objective, to provide high current income. The Fund's secondary investment objective is to seek total return. Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade debt securities (debt securities that are rated at least Baa/BBB or their equivalent by a rating agency or are determined by Colonial Management Associates, Inc., the Fund's investment advisor (the "Advisor"), to be of comparable quality). The Fund generally expects to maintain an intermediate to long duration (approximately 3-7 years). The Fund may leverage its portfolio, through certain derivative instruments, or otherwise, when the Advisor believes it would benefit the Fund. The use of leverage involves certain special risks. (See "Summary -- Special Risk
Considerations -- Leverage Risk.") No assurance can be given that the Fund's investment objectives will be achieved. An investment in the Fund is not appropriate for all investors.

    This Prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Fund's Statement of Additional Information contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy by calling Liberty Funds Distributor, Inc., the Fund's distributor (the "Distributor"), at 1-800-332-0593. You may also obtain the Statement of Additional Information on the Securities and Exchange Commission's website (http://www.sec.gov). See page 18 of this Prospectus for a table of contents of the Statement of Additional Information.
                            ------------------------

      INVESTING IN THE SHARES OF THE FUND INVOLVES RISKS. SEE THE "SPECIAL RISK CONSIDERATIONS" SECTION BEGINNING ON PAGE 2 OF THIS PROSPECTUS.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                                                              PER CLASS A   PER CLASS B   PER CLASS C
                                                                 SHARE         SHARE         SHARE         TOTAL
                                                              -----------   -----------   -----------   -----------
Public Price(1).............................................    $12.44        $12.00        $12.00      $75,487,500
Maximum Sales Load(2).......................................    $  .44          None          None      $ 1,237,500
Proceeds to Fund (before expenses)(3).......................    $12.00        $12.00        $12.00      $74,250,000

---------------
(1) The shares are continuously offered on a best efforts basis at a price equal to the net asset value per share next determined after receipt of a properly completed purchase order, plus in the case of Class A shares, an initial sales charge if any. It is expected that the initial net asset value per share of the Fund will be $12.00. The minimum initial investment is $2,500, and the minimum subsequent investment is $50.

(2) The maximum initial sales charge on Class A shares is 3.5%. Class B and C shares are not subject to an initial sales charge but are subject to an early withdrawal charge. Class A, B and C shares are subject to a distribution fee and a service fee. The Distributor will pay all sales commissions to authorized dealers from its own assets.

(3) Assumes the sale of all shares registered hereby, and the exclusion of approximately $271,020 of organizational and initial offering expenses payable by the Advisor.

    PERIODIC TENDER OFFERS. To provide liquidity to shareholders, the Fund will make quarterly repurchase offers, generally for 5% to 25% of its outstanding shares. The time between the notification to shareholders of a tender offer and the deadline for shareholders to provide their repurchase requests (the "Repurchase Request Deadline") may vary from three to six weeks. The repurchase price of the shares will be the net asset value as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date on which the repurchase price is determined (the "Repurchase Pricing Date"). The Repurchase Pricing Date normally will be the same date as the Repurchase Request Deadline. Repurchase proceeds generally will be paid to shareholders in cash within seven days after each Repurchase Pricing Date. It is anticipated that the initial Repurchase Request Deadline will be on July 17, 2000. (See "Periodic Tender Offers.")

    NOT EXCHANGE LISTED. The Fund does not intend to list the shares on any national securities exchange. Shares of the Fund have no history of public trading and there is not expected to be any secondary trading market in the shares. An investment in the shares should be considered illiquid. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the Fund's shares likewise may trade at a discount from net asset value. (See "Special Risk Considerations.")
                            ------------------------

    This prospectus applies to the offering of shares of beneficial interest of the Fund, which may be continuously issued and sold from time to time by the Fund through the Distributor, as distributor and principal underwriter, and through your financial advisor. (See "How to Buy Shares.")

    The Fund's Class A shares are subject to a front-end sales charge and to a distribution fee and other expenses. The Fund's Class B shares will not be subject to a front-end sales charge, but will be subject to a declining early withdrawal charge (EWC) over a six-year period and a distribution fee, as well as other expenses. Class B shares will convert automatically to Class A shares eight years from the date of purchase. The Fund's Class C shares will not be subject to a front-end sales charge, but will be subject to an EWC of 1% during the first year a shareholder owns Class C shares and a distribution fee, as well as other expenses. The Fund may add additional classes of shares in the future.
                            ------------------------

January 18, 2000

                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PROSPECTUS SUMMARY..........................................    1
FUND EXPENSES...............................................    5
THE FUND....................................................    6
USE OF PROCEEDS.............................................    6
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES...    6
SPECIAL RISK CONSIDERATIONS.................................    7
OTHER INVESTMENT STRATEGIES AND RISKS.......................    8
MANAGEMENT OF THE FUND......................................   10
DETERMINATION OF NET ASSET VALUE............................   11
ORGANIZATION AND DESCRIPTION OF SHARES......................   11
HOW TO BUY SHARES...........................................   12
MULTIPLE PRICING SYSTEM.....................................   13
PERIODIC TENDER OFFERS......................................   16
TAX MATTERS.................................................   17
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND
  REGISTRAR.................................................   19
REPORTS TO SHAREHOLDERS.....................................   19
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   20

                               PROSPECTUS SUMMARY

     This summary highlights selected information from this Prospectus. It may not contain all of the information that is important to you. You should read this entire Prospectus carefully, including the risk factors. This summary is qualified in its entirety by reference to the detailed information included in this Prospectus and the Statement of Additional Information.

THE FUND......................   Colonial Investment Grade Bond Fund is a newly
                                 organized, diversified, closed-end management investment company. See "The Fund." The Fund was organized as a Massachusetts business trust on November 16, 1999 and has registered under the Investment Company Act of 1940.

                                 The Fund intends to offer its shares
                                 continuously through the Distributor, as principal underwriter, and through financial advisors at a price equal to the next determined net asset value per share plus, in the case of class A shares, the applicable sales charge per share. The minimum initial investment is $2,500 and the minimum subsequent investment is $50. The Fund reserves the right to change the investment minimums and to refuse a purchase order for any reason.

CLASSES OF SHARES.............   The Fund offers three classes of shares in this
                                 prospectus, with each class having its own sales charge and expense structure. Each class has distinct advantages and disadvantages for different investors. (See "Multiple Pricing
                                 System.")

INVESTMENT OBJECTIVES.........   The Fund's primary investment objective is to
                                 provide high current income. The Fund's
                                 secondary objective is to seek total return.

INVESTMENT STRATEGIES.........   The Fund seeks to achieve its investment goals
                                 by investing in:

                                      - Debt securities issued by the U.S.
                                        government or U.S. corporations
                                        (including mortgage- and other
                                        asset-backed securities); and

                                      - Debt securities issued by foreign
                                        governments or corporations.

                                 The Fund has wide flexibility to vary its allocation of investments among debt securities at any given time based on the Advisor's estimate of the expected performance and risk of each type of investment.

                                 The Fund may also invest to a lesser extent in common and preferred stocks to pursue its goal of total return.

                                 The Fund may, to the extent permitted by the Investment Company Act of 1940, "leverage" its portfolio by investing borrowed money when the Advisor believes it would benefit the Fund. The Fund has no current intention to leverage its portfolio through bank borrowings. The Fund may also, and currently expects to, leverage its portfolio through the use of reverse repurchase agreements, short sales and certain derivative instruments.

                                 Although the Fund normally invests at least 80% of its assets in investment grade debt securities, it may invest the remainder of its assets in lower-rated debt securities. Lower-rated securities are:

                                      - rated below BBB by Standard & Poor's
                                        Rating Services, a division of The
                                        McGraw-Hill Companies, Inc. ("Standard &
                                        Poor's");

                                      - rated below BBB by Moody's Investor
                                        Services, Inc. ("Moody's");

                                      - assigned a comparable rating by another
                                        nationally recognized rating service; or

                                      - unrated and believed by the Advisor to
                                        be comparable in quality to a
                                        lower-rated debt security.

                                 The Fund may invest up to 35% of its assets in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

                                 The Fund has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed without approval by the Fund's shareholders. Except for such restrictions and as otherwise specified, approval by the Fund's shareholders is not required to modify or change the Fund's goals or investment strategies.

SPECIAL RISK CONSIDERATIONS...   The primary risks of investing in the Fund are
                                 described below. There are many circumstances
                                 (that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

                                 No operating history. The Fund is a newly organized, closed-end investment company with no history of operations.

                                 Interest rate risk is the risk of a change in the price of a bond when interest rates change. In general, if interest rates rise, bond prices fall and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

                                 Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the issuer of the security. Because stocks purchased by the Fund pay dividends only after payments are made to bond holders, the value of stocks usually will react more strongly than bonds to actual or perceived changes in the issuers' financial condition.

                                 Leverage risk. The use of leverage through the purchase of certain derivative instruments or the use of reverse repurchase agreement or short sale transactions will create an opportunity for increased net income, but will also create special risks. The Fund intends to use leverage to provide the holders of the shares with a potentially higher return, but its leveraging strategy may not be successful. If the income from the securities purchased with leverage proceeds is not sufficient to cover the cost of leverage, the Fund's return will be lower than if leverage had not been used. Leverage creates risks for holders of the shares, including the likelihood of greater volatility of the net asset value and market price of the shares.

                                 Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets. The risks of foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation or currency devaluations, which could hurt their economies and securities markets.

                                 Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cashflows. Prepayment risk is a particular type of structure risk that is present in the Fund because of its investments in mortgage- and other asset-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners (or other borrowers) are more likely to refinance their home mortgages (or other debt). When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage- and other asset-backed securities may offer less potential for gain than any other debt securities. During periods of rising interest rates, mortgage- and other asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of securities. In addition, the potential impact of prepayment on the price of a mortgage- or other asset-backed security may be difficult to predict and result in greater volatility.

                                 Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. Because the Fund may invest in fixed income securities issued by private entities, including certain types of corporate bonds, the Fund is subject to issuer risk. This could result in decreases in the price of the security. Lower rated securities have increased risk that the issuer of the security may default and not make payments of interest or principal.

                                 Management risk, which exists in varying amounts in most mutual funds, refers to the possibility that the Advisor may fail to anticipate market movements and the risks described herein, or to execute the Fund's strategy effectively.

                                 Closed-end fund risk. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid (i.e. not readily marketable). The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the Fund's shares were to develop, the shares likewise may trade at a discount from net asset value.

INVESTMENT ADVISOR............   Colonial Management Associates, Inc., an
                                 investment adviser registered under the
                                 Investment Advisers Act of 1940, has served as the Fund's Advisor since the Fund's inception.
                                 The Advisor is a wholly-owned subsidiary of Liberty Financial Companies, Inc., which is an indirect, majority-owned subsidiary of Liberty
                                 Mutual Insurance Company.

DISTRIBUTIONS.................   Income dividends are normally declared each
                                 business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Income dividends and capital gains distributions may be received in cash or reinvested in additional full and fractional shares of the Fund.

PERIODIC TENDER OFFERS........   The Fund has adopted a fundamental policy to
                                 offer each calendar quarter to repurchase a specified percentage (generally between 5% and 25%) of the shares then outstanding at net asset value. Such repurchase offers are referred to as Tender Offers. Tender Offers are scheduled to occur on the 15th day (or the next business day if the 15th is not a business day) in the months of January, April, July and October. The Fund anticipates that its first
                                 Tender Offer will be in July, 2000.
                                 (See "Periodic Tender Offers.")

                                 FUND EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. Because the Fund does not yet have any operating history, this information is based on estimated fees, expenses and net assets for the fiscal year ending December 31, 2000.

                                                              CLASS A    CLASS B(2)     CLASS C
                                                              -------    -----------    -------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed (as a percentage of offering
price)......................................................    3.50%        None         None
Sales Load Imposed on Reinvested Dividends..................    None         None         None
Early Withdrawal Charge(3)..................................    None(6)      3.25%        1.00%
Exchange Fee................................................    None         None         None

ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS
  ATTRIBUTABLE TO FUND SHARES)
Management and Administrative Fee(4)........................    0.50%        0.50%        0.50%
Distribution and Service Fees...............................    0.25%        0.70%        0.85%
Other Operating Expenses....................................    0.25%        0.25%        0.25%
Total Annual Expenses(5)....................................    1.00%        1.45%        1.60%
Expense Reimbursement(5)....................................   (0.10%)      (0.10%)      (0.10%)
Net Expenses(5).............................................    0.90%        1.35%        1.50%

---------------
(1) Financial advisors may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) Class B shares will automatically convert to Class A shares eight years after purchase.

(3) The maximum EWC on Class B shares applies for repurchases during the first year. The charge is 3.25% for shares submitted and accepted for repurchase during the first year after each purchase, 3.00% during the second year, 2.00% during the third year, 1.50% during the fourth year, and 1.00% during the fifth year. There is no EWC on Class B shares thereafter. The EWC on Class C shares is 1% within the first year from each purchase. There is no EWC on Class C shares thereafter.

(4) Management fees include both the management fee and the administrative fee charged to the Fund.

(5) Colonial Management Associates, Inc. has contractually undertaken to waive its management fee and/or reimburse the Fund for its operating expenses to the extent that such expenses exceed the annual rates of 0.90% for Class A shares, 1.35% for Class B shares, and 1.50% for Class C shares, respectively, through December 31, 2000. In addition, Colonial Management Associates, Inc. has undertaken to waive its management fee and/or reimburse the Fund for its operating expenses to the extent that such expenses exceed the annual rates of 0.65% for Class A shares, 1.10% for Class B shares and 1.25% for Class C shares, respectively, through April 30, 2000. Any such reimbursement will lower the particular class's overall expense ratio and increase its overall return to investors.

(6) Class A shares bought without an initial sales charge in accounts aggregating $1 million to $5 million are subject to a 1.00% EWC if the shares are sold within 18 months of the time of each purchase. The 18-month period begins on the first day of the month following each purchase.

EXAMPLE. This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, (iv) all income dividends and capital gains distributions are reinvested in additional shares, and (v) expense reimbursements are in effect for the first year in the periods below:

CLASS                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----                                                         ------    -------    -------    --------
Class A.....................................................   $44        $65        $87        $152
Class B:*
  Did not sell your shares..................................   $14        $45        $78        $160
  Sold all your shares at the end of the period.............   $46        $65        $68        $160
Class C:
  Did not sell your shares..................................   $15        $50        $86        $189
  Sold all your shares at the end of the period.............   $25        $50        $86        $189

---------------

* Class B shares convert to Class A shares after eight years. The 10-year expense example for Class B shares reflects Class B share expenses for eight years and Class A expenses for two years.

                                    THE FUND

     The Fund is a closed-end, diversified management investment company. The Fund's primary investment objective is to provide high current income. The Fund's secondary investment objective is to seek total return. No assurance can be given that the Fund's investment objectives will be achieved. The Fund was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on November 16, 1999, and is registered under the Investment Company Act of 1940. The Fund's principal office is located at One Financial Center, Boston, Massachusetts 02111, and its telephone number is 800-422-3737.

                                USE OF PROCEEDS

     The net proceeds from the sale of the shares offered hereby will be invested in accordance with the Fund's investment objectives and policies. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objectives at or shortly after it commences operations. To the extent that all of the proceeds cannot be so invested, pending such investment, the Fund will invest such proceeds initially in high-quality, short-term money market securities.

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     The Fund's primary investment objective is to provide high current income. The Fund's secondary objective is to seek total return. The Fund seeks to achieve its investment goals by investing in debt securities issued by the U.S. government or U.S. corporations (including mortgage- and other asset-backed securities) and debt securities issued by foreign governments or corporations.

     The Fund has wide flexibility to vary its allocation of investments among debt securities at any given time based on the Advisor's estimate of the expected performance and risk of each type of investment.

     The Fund may also invest to a lesser extent in common and preferred stocks to pursue its goal of total return.

     The Fund may, to the extent permitted by the Investment Company Act of 1940, "leverage" its portfolio by investing borrowed money when the Advisor believes it would benefit the Fund. The Fund has no current intention to leverage its portfolio through bank borrowings. The Fund may also, and currently expects to, leverage its portfolio through the use of reverse repurchase agreements, short sales and certain derivative instruments.

     Although the Fund normally invests at least 80% of its assets in investment grade debt securities, it may invest the remainder of its assets in lower-rated corporate debt securities. Lower-rated debt securities are: rated below BBB by Standard & Poor's; rated below BBB by Moody's; assigned a comparable rating by another nationally recognized rating service; or unrated and believed by the Advisor to be comparable in quality to a lower-rated debt security.

     The Fund may invest up to 35% of its assets in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

                          SPECIAL RISK CONSIDERATIONS

     The primary risks of investing in the Fund are described below. There are many circumstances (that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

     No operating history. The Fund is a newly organized, closed-end investment company with no history of operations.

     Interest rate risk is the risk of a change in the price of a bond when interest rates change. In general, if interest rates rise, bond prices fall and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

     Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the issuer of the security. Because stocks purchased by the Fund pay dividends only after payments are made to bond holders, the value of stocks usually will react more strongly than bonds to actual or perceived changes in the issuers' financial condition.

     Leverage risk. The use of leverage through the purchase of certain derivative instruments or the use of reverse repurchase agreement or short sale transactions will create an opportunity for increased net income, but will also create special risks. The Fund intends to use leverage to provide the holders of the shares with a potentially higher return, but its leveraging strategy may not be successful. If the income from the securities purchased with leverage proceeds is not sufficient to cover the cost of leverage, the Fund's return will be lower than if leverage had not been used. Leverage creates risks for holders of the shares, including the likelihood of greater volatility of the net asset value and market price of the shares.

     Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets. The risks of foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation or currency devaluations, which could hurt their economies and securities markets.

     Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is present in the Fund because of its investments in mortgage- and other asset-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners (or other borrowers) are more likely to refinance their home mortgages (or other debt). When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage- and other asset-backed securities may offer less potential for gain than any other debt securities. During periods of rising interest rates, mortgage- and other asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of securities. In addition, the potential impact of prepayment on the price of a mortgage- or other asset-backed security may be difficult to predict and result in greater volatility.

     Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. Because the Fund may invest in fixed income securities issued by private entities, including certain types of corporate bonds, the Fund is subject to issuer risk. This could result in decreases in the price of the security. Lower rated securities have increased risk that the issuer of the security may default and not make payments of interest or principal.

     Management risk, which exists in varying amounts in most mutual funds, refers to the possibility that the Advisor may fail to anticipate market movements and the risks described herein, or to execute the Fund's strategy effectively.

     Closed-end fund risk. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid (i.e. not readily marketable). The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the Fund's shares were to develop, the shares likewise may trade at a discount from net asset value.

                     OTHER INVESTMENT STRATEGIES AND RISKS

USE OF LEVERAGE AND RELATED RISKS

     The Fund's use of reverse repurchase agreements, short-sales and other derivative instruments to leverage its portfolio creates special risks not associated with unleveraged funds having similar investment objectives and policies, including a higher volatility of the net asset value of the shares and potentially more volatility in the market value of the shares. Any investment income or gains earned by the Fund on amounts effectively borrowed that is in excess of what the Fund effectively pays as interest will cause the value of and dividends, if any, on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment performance by the Fund on leverage fails to cover the interest on such leverage, the value of the shares may decrease more quickly than would otherwise be the case and dividends thereon will be reduced or eliminated. This is the speculative effect of "leverage."

     If the Fund's current investment income were not sufficient to meet interest payments on the leverage, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the shares. In addition, a decline in the net asset value of the Fund's investments may affect the ability of the Fund to make dividend payments on its shares and such failure to pay dividends or make distributions may result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code").

     Successful use of a leveraging strategy may depend on the Advisor's ability to correctly predict interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

HEDGING STRATEGIES

     The Fund may enter into a number of hedging strategies, including futures and options, to gain or reduce exposure to particular securities or markets. These strategies, which are commonly referred to as derivatives, involve the use of financial instruments whose value derives from the future, not current, performance of an underlying security, index or currency. The Fund will use these strategies for hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position) in connection with the Fund's bond holdings or to adjust the duration of the Fund's bond holdings. Hedging strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the security, or limit a potential gain. Also, with some hedging strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS

     When-issued securities and forward commitments are securities which are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date.

SHORT SALES

     A short sale is effected by selling a security that the Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements by selling securities and simultaneously agreeing to buy them back at a later date at a price equal to the price paid to the Fund, together with an amount representing interest on such amounts. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the value of the securities bought may decline at the same time there is a decline in the securities sold (and required to be repurchased).

ZERO COUPON BONDS

     The Fund may invest in zero coupon bonds. Zero coupon bonds are issued at less than their face value and do not make any payments of interest. As a result, these bonds include greater credit risk and are subject to greater volatility than bonds that pay cash interest on a current basis.

TEMPORARY DEFENSIVE STRATEGIES

     The Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may invest in cash, high-quality, short-term debt securities, or any other securities without limit. Taking a temporary defensive position may prevent the Fund from achieving its goals.

     In seeking to achieve its goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the SAI, which you may obtain by contacting the Distributor at 1-800-422-3737.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the general supervision of the Fund, including general supervision of the duties performed by the Advisor under its Management Agreement with the Fund. There are twelve Trustees of the Fund, one of whom is an "interested person" (as defined in the Investment Company Act of 1940) of the Fund, the Advisor or the Distributor. The names and addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

THE ADVISOR

     The Advisor is Colonial Management Associates, Inc., a Massachusetts corporation having its principal offices at One Financial Center, Boston, Massachusetts 02111. The Advisor is a wholly-owned subsidiary of Liberty Financial Companies, Inc. ("LFC") and both LFC and the Advisor are indirect, majority-owned subsidiaries of Liberty Mutual Insurance Co., an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. The Advisor has been an investment adviser since 1931. As of the date of this Prospectus, the Advisor serves as investment adviser or sub-adviser for 38 open-end and 8 closed-end management investment companies and manages over $15 billion in assets.

     The Advisor's investment advisory business is managed together with the mutual funds and institutional investment advisory business of its affiliate, Stein Roe & Farnham Incorporated ("Stein Roe"). The Advisor is part of a larger business unit that includes several separate legal entities known collectively as Liberty Funds Group ("LFG"). The Advisor, Stein Roe and other LFG entities also share personnel, facilities and systems that may be used in providing administrative services to the Fund. Stein Roe is a registered investment adviser. The Advisor, Stein Roe and the other entities that make up LFG are subsidiaries of LFC.

     Leslie W. Finnemore and Michael Bissonnette, each a senior vice president of the Advisor, will co-manage the Fund. Since 1987, Ms. Finnemore has served as a manager or co-manager of various other taxable income funds that the Advisor manages.

     Mr. Bissonnette is a co-manager for other taxable income funds that the Advisor manages. Prior to joining the Advisor, Mr. Bissonnette was a portfolio manager for APAM Inc. from June, 1998 to June, 1999 and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998. From June, 1993 to June, 1996 Mr. Bissonnette served as a portfolio manager of fixed-income funds and a vice president of the Advisor.

MANAGEMENT AGREEMENT

     The Management Agreement between the Advisor and the Fund (the "Management Agreement") provides that, subject to the direction of the Board of Trustees of the Fund and the applicable provisions of the Investment Company Act of 1940, the Advisor is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Advisor, subject to review by the Board of Trustees of the Fund and compliance with the applicable provisions of the Investment Company Act of 1940 (the "1940 Act").

     The Advisor provides the Fund with accounting, bookkeeping and pricing services and other services and office facilities (the expenses of which are borne by the Fund as specified below), except to the extent these services are provided by an administrator or an accounting firm hired by the Fund.

     Under the Management Agreement with the Fund, the Advisor receives a monthly advisory fee at the annual rate of 0.50% of the average weekly net assets of the Fund, including amounts borrowed from banks for investment purposes. There are no current plans to utilize leverage through bank borrowings. The Fund will not borrow from banks unless the Fund's Board of Trustees approves the terms of the borrowing.

     The Advisor places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished by such broker-dealers to the

Advisor and its affiliates. In recognition of the research and brokerage services provided, the Advisor may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Advisor may consider sales of shares of certain funds distributed by affiliates of the Advisor in selecting broker-dealers for portfolio security transactions.

     In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Advisor), custodian, transfer and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, shareholder reports, expenses of preparing, printing and distributing notices, proxy statements and reports to governmental agencies, and taxes, if any.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the Fund's shares will be determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The net asset value of the Fund equals the value of the Fund's assets less the Fund's liabilities divided by the total number of outstanding shares. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.

     In determining the value of securities for which market quotations are not readily available, the Fund's custodian utilizes the valuations furnished by a pricing service approved by the Board of Trustees. The pricing service uses methods which include consideration of the following: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

     The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's net asset value. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

                     ORGANIZATION AND DESCRIPTION OF SHARES

     The Fund is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated November 16, 1999, as amended which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its Trustees. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as the Fund could, in some circumstances, be held personally liable for unsatisfied obligations of the Fund. However, the Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Fund shall look only to its assets for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Fund shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Fund. Further, the Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Fund was unable to meet its obligations.

     The shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the shares.

     STATUS OF SHARES. The Fund is authorized to issue an unlimited number of shares. The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions or repurchase of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. As of January 14, 2000, the following shares of the Fund were outstanding:

                       TITLE OF CLASS                         AMOUNT OUTSTANDING
                       --------------                         ------------------
Class A.....................................................          8,333
Class B.....................................................              0
Class C.....................................................              0
Class Z.....................................................              0

     Colonial Management Associates, Inc. is the beneficial owner of all of the Fund's outstanding shares and may be deemed to control the Fund.

                               HOW TO BUY SHARES

     Your financial advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated net asset value. In "good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

     Outlined below are various ways you can purchase shares:

METHOD                                                            INSTRUCTIONS
------                                                            ------------
Through your financial advisor              Your financial advisor can help you establish your
                                            account and buy Fund shares on your behalf.
By check (new account)                      For new accounts, send a completed application and check
                                            made payable to the Fund to the transfer agent, Liberty
                                            Funds Services, Inc., P.O. Box 1722, Boston,
                                            Massachusetts 02105-1722.
By check (existing account)                 For existing accounts, fill out and return the
                                            additional investment stub included in your quarterly
                                            statement, or send a letter of instruction, including
                                            the Fund's name and your account number, with a check
                                            made payable to the Fund to Liberty Funds Services,
                                            Inc., P.O. Box 1722, Boston, Massachusetts 02105-1722.
By exchange                                 You or your financial advisor may acquire shares by
                                            exchanging shares you own in another Liberty fund for
                                            shares of the same class of the Fund at no additional
                                            cost. To exchange by telephone, call 1-800-422-3737.
                                            There may be an additional charge when exchanging from a
                                            money market fund.
By wire                                     You may purchase shares by wiring money from your bank
                                            account to your Fund account. To wire funds to your Fund
                                            account, call 1-800-422-3737 to obtain a control number
                                            and the wiring instructions.

METHOD                                                            INSTRUCTIONS
------                                                            ------------
By electronic funds transfer                You may purchase shares by electronically transferring
                                            money from your bank account to your Fund account by
                                            calling 1-800-422-3737. Your money may take up to two
                                            business days to be invested. You must set up this
                                            feature prior to your telephone request. Be sure to
                                            complete the appropriate section of the application.
Automatic investment plan                   You can make monthly or quarterly investments
                                            automatically from your bank account to your Fund
                                            account. You can select a pre-authorized amount to be
                                            sent via electronic funds transfer. Be sure to complete
                                            the appropriate section of the application for this
                                            feature.
By dividend diversification                 You may automatically invest dividends distributed by
                                            the Fund into the same class of shares of another fund
                                            at no additional sales charge. To invest your dividends
                                            in another fund, call 1-800-422-3737.
Investment Minimums                         Initial Investment                $2,500
                                            Subsequent Investments             $50

     The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                            MULTIPLE PRICING SYSTEM

     CHOOSING A SHARE CLASS. The Fund offers three classes of shares in this prospectus: Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more are automatically invested in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. The Fund also offers Class Z shares, which are available only to institutional and other investors through a separate prospectus.

     SALES CHARGES. You may be subject to an initial sales charge when you purchase or an early withdrawal charge ("EWC") when you tender shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the SAI.

     CLASS A SHARES. Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on additional investments is based on the amount of your additional purchase, plus the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below. The table below also shows the commission paid to the financial advisor firm on sales of Class A shares.

                                                             AS A % OF                   % OF OFFERING
                                                             THE PUBLIC      AS A %      PRICE PAID TO
                                                              OFFERING      OF YOUR        FINANCIAL
AMOUNT OF PURCHASE                                             PRICE       INVESTMENT    ADVISOR FIRM
------------------                                           ----------    ----------    -------------
Less than $100,000.........................................     3.50            3.63         3.25
$100,000 to less than $500,000.............................     2.25            2.30         2.00
$500,000 to less than $1,000,000...........................     1.25            1.27         1.00
$1,000,000 or more*........................................     0.00            0.00         1.00

---------------
* Class A shares bought without an initial sales charge in accounts aggregating $1 million to $5 million are subject to a 1.00% EWC if the shares are sold within 18 months of the time of each purchase. Shareholders who purchase in accounts aggregating over $5 million are subject to a 1.00% EWC only to the extent that sales of shares within 18 months of a purchase cause the value of the accounts to fall below the $5 million level. The 18-month period begins on the first day of the month following each purchase.

     CLASS A SHARES. For Class A share purchases of $1 million or more, financial advisors receive a commission from the Distributor as follows:

AMOUNT PURCHASED                                              COMMISSION %
----------------                                              ------------
First $3 million............................................      1.00
Next $2 million.............................................      0.50
Over $5 million.............................................      0.25*

---------------
* Paid over 12 months but only to the extent the shares remain outstanding.

     REDUCED SALES CHARGES FOR LARGER INVESTMENTS. There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge. In addition, certain investors may purchase Class A shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. See the SAI for a description of these situations.

     CLASS B SHARES. Your purchases of Class B shares are at the Fund's net asset value. Class B shares have no front-end sales charge, but carry an EWC that is imposed only on shares sold prior to the completion of the periods shown in the chart below. The Distributor pays the financial advisor firm an up-front commission of 3.25% on sales of Class B shares.

                                                        % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                           SHARES ARE SOLD
-----------------------------                           ---------------
Through first year....................................       3.25
Through second year...................................       3.00
Through third year....................................       2.00
Through fourth year...................................       1.50
Through fifth year....................................       1.00
Longer than five years................................       0.00

     The EWC generally declines each year and eventually disappears. Class B shares automatically convert to Class A shares after eight years and after that date, Class B shares will no longer be subject to the distribution fees applicable to Class B shares. Conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares from asset-based distribution expenses applicable to such shares at such time as the Class B shares have been outstanding long enough for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection with those shares. Class C shares do not convert to Class A shares.

     CLASS C SHARES. Similar to Class B shares, your purchases of Class C shares are at the Fund's net asset value. Although Class C shares have no front-end sales charge, they carry an EWC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may tender them without paying an EWC. Class C shares do not convert into Class A shares. Therefore, holders of Class C shares will continue to bear the asset-based distribution fees applicable to Class C shares for as long as they hold such shares. The Distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

     EARLY WITHDRAWAL CHARGES ("EWC"). Certain investments in Class A, B and C shares are subject to an EWC. You will pay the EWC only on shares you tender within a certain amount of time after purchase. The EWC generally declines each year until there is no charge for tendering shares. The EWC is applied to the net asset value at the time of purchase or repurchase, whichever is lower. For purposes of calculating the EWC, the start of the holding period is the first day of the month following each purchase. Shares you purchase with reinvested dividends or capital gains are not subject to an EWC. When shares are repurchased, the Fund will automatically repurchase those shares not subject to an EWC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the EWC. In certain circumstances, EWCs may be waived, as described in the SAI.

     DISTRIBUTION AND SERVICE FEES. In addition to an EWC, each class of shares is authorized under a distribution plan (Plan) to use the assets attributable to a class to finance certain activities relating to the distribution of shares to investors. These include marketing and other activities to support the distribution of the Class A, B, and C shares and the services provided to you by your financial advisor. The Plan was approved and reviewed in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act to permit it to have a multi-class structure, EWCs, and distribution fees.

     Under the Plan, the Fund pays the Distributor monthly distribution and service fees at an annual rate of up to 0.25% of average daily net assets attributable to Class A shares, 0.70% of average daily net assets attributable to Class B shares, and 0.85% of average daily net assets attributable to Class C shares, respectively. Since the distribution and service fees are payable regardless of the Distributor's expenses, the Distributor may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

     The Trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as its continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such Independent Trustees.

     HOW TO EXCHANGE SHARES. Shareholders of the Fund whose shares are repurchased during a Tender Offer may exchange those shares for shares of the same class of a fund distributed by the Distributor at net asset value. Fund shareholders will not be able to participate in this exchange privilege at any time other than in connection with a Tender Offer. If your shares are subject to an EWC, you will not be charged an EWC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC (a CDSC is the deferred sales charge applicable to the open-end funds) or EWC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC or EWC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC or EWC will be the EWC of the Fund or for Fund shares purchased by exchange, the original Liberty fund.

     Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund.

                             PERIODIC TENDER OFFERS

     The Board has adopted share repurchase policies as fundamental policies. Those policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities, provide that each calendar quarter, the Fund will make a Tender Offer to repurchase a portion of the outstanding shares from shareholders who request repurchase.

     REPURCHASE PROCEDURE. At the beginning of each Tender Offer, shareholders will be notified in writing about the Tender Offer, how they may request that the Fund repurchase their shares and the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), which is the date the Tender Offer ends. The time between the notification of the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Tender Offer, it is anticipated that each Repurchase Request Deadline will be on the 15th day in each of the months of January, April, July and October, or, if the 15th day is not a business day, the next business day. The repurchase price of the shares will be the net asset value as of the close of regular trading on the NYSE on the date on which the repurchase price of shares will be determined (the "Repurchase Pricing Date"). It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

     The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares tendered by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline."

     Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs. The Fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for portfolio securities and reduce the Fund's value.

     REPURCHASE AMOUNTS. The Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Tender Offer Amount") for a given Repurchase Request Deadline. However, the Tender Offer Amount will generally be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

     If shareholders tender more than the Tender Offer Amount for a given Tender Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Tender Offer Amount, or if the Fund determines to repurchase the additional 2% of the shares outstanding, but Fund shareholders tender shares in excess of that amount, the Fund will repurchase the shares on a pro rata basis and shareholders would be unable to sell in the Tender Offer all or a portion of their shares tendered. The Fund may, however, accept all shares tendered by shareholders who own less than 100 shares and who tender all their shares, before accepting on a pro rata basis shares tendered by other shareholders.

     NOTICES TO SHAREHOLDERS. Notice of each quarterly Tender Offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to tender their shares. The notice will also include detailed instructions on how to tender shares. The notice will state the Tender Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment

Deadline. The notice will describe the risk of fluctuation in the net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date under certain circumstances (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to tender their shares, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Tender Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their tenders of shares until the Repurchase Request Deadline. The notice will set forth the net asset value of the shares to be repurchased no more than seven days before the date of notification, and how shareholders may ascertain the net asset value after the notification date.

     REPURCHASE PRICE. The notice of the Tender Offer will also provide information concerning the net asset value per share, such as the net asset value as of a recent date or a sampling of recent net asset values, and a toll-free number for information regarding the Tender Offer.

     SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may, with the approval of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, suspend or postpone a repurchase offer only: (A) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (B) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

     LIQUIDITY REQUIREMENTS. The Fund must maintain liquid assets equal to the Tender Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Tender Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

     The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that it can comply with the Tender Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

                                  TAX MATTERS

     The following federal tax discussion reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to foreign, state and local taxes. Prospective shareholders are therefore urged to consult their tax advisors with respect to the tax consequences to them of an investment in the Fund. For more information on federal income tax considerations, see "Tax Matters" in the Statement of Additional Information.

FEDERAL TAXATION OF THE FUND

     The Fund intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on income distributed in a timely manner to Fund shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute all its net investment income and all its net capital gains to shareholders at least annually. If the Fund is determined not to have distributed all of its net investment income, it could owe tax at the corporate level, and, in certain circumstances, lose its eligibility to be treated as a regulated investment company. For more information on the requirements the Fund must satisfy in order to qualify as a regulated investment company, see "Tax Matters -- Federal Taxation of the Fund" in the Statement of Additional Information.

     The Fund's investments and hedging activities are subject to special federal tax rules. Federal rules governing the Fund's hedging transactions (including hedging transactions in futures and options) may alter the character of distributions to shareholders. The Fund's investments in securities issued at a discount will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. Therefore, in order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

FEDERAL TAXATION OF SHAREHOLDERS

     DIVIDENDS AND OTHER DISTRIBUTIONS. Distributions of net investment income (including the excess, if any, of net short-term capital gain over net long-term capital loss), will be taxable to shareholders as ordinary income, and will not qualify for the corporate dividends-received reduction. Distributions of net capital gain will be taxable to shareholders as long-term capital gain (generally, at a 20% rate for noncorporate shareholders), without regard to how long a shareholder has held shares of the Fund, and will not qualify for the corporate dividends-received deduction.

     Distributions of income and capital gain are taxable whether received in cash or reinvested in additional shares. If a dividend or distribution is made shortly after a shareholder purchases shares of the Fund, while in effect a return of capital to the shareholder, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

     The Fund's net investment income calculated for accounting purposes and distributed to shareholders may in certain circumstances exceed or be less than the Fund's net tax-exempt and taxable income for federal tax purposes. If the Fund distributes amounts in excess of the Fund's "earnings and profits" (which provides the measure of the Fund's dividend-paying capacity for tax purposes), such distributions to shareholders will be treated as a return of capital to the extent of a shareholder's basis in his or her shares, and thereafter as gain from the sale or exchange of a capital asset. A return of capital is not taxable to a shareholder and has the effect of reducing a shareholder's basis in the relevant shares, which basis reduction would cause shareholders to realize gain if their shares were sold for an amount equal to the purchase price.

     Any dividend paid by the Fund during January of a given year generally is deemed to have been received by shareholders on December 31 of the preceding year, provided that the dividend actually was declared by the Fund in October, November or December of such preceding year and payable to shareholders of record on a date in such a month.

     The Fund will notify shareholders each year of the amount and tax status of dividends and other distributions, including the amount of any distribution of net capital gain.

     SALE OR REDEMPTION OF SHARES. In some circumstances, the sale or exchange of shares in the Fund may give rise to gain or loss. In general, any gain or loss realized upon a taxable disposition of shares in the Fund by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss. However, if a shareholder buys shares in the Fund and sells them at a loss within six months, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares in the Fund held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any net capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares in the Fund will be disallowed if other shares in the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares in the Fund will be adjusted to reflect the disallowed loss.

     Gain or loss, if any, resulting from a redemption of shares in the Fund generally will be treated as gain or loss from the sale or exchange of a capital asset under Section 302 of the Code, rather than as a dividend, but only if the redemption distribution (i) is deemed not to be essentially equivalent to a dividend, (ii) is in complete redemption of an owner's interest in the Fund,
(iii) is substantially disproportionate with respect to the owner, or (iv) with respect to non-corporate owners, is in partial liquidation of the Fund.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The Fund's securities and cash are held by The Chase Manhattan Bank, whose principal business address is 270 Park Avenue, New York, New York 10017-2070, as custodian under a custodian contract.

     Liberty Funds Services, Inc., P.O. Box 1722, Boston, Massachusetts 02105, a wholly-owned subsidiary of LFG, is the agent of the Fund for the transfer of shares, disbursement of dividends and maintenance of shareholder account records.

                            REPORTS TO SHAREHOLDERS

     The Fund will send unaudited semiannual and audited annual reports to its shareholders, including, as currently required by regulations of the Securities and Exchange Commission (the "SEC"), a list of investments held.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................  B-2
Fund Charges and Expenses...................................  B-3
Tender Offer Fundamental Policy.............................  B-3
Management of the Fund......................................  B-3
Portfolio Transactions......................................  B-10
Description of Shares.......................................  B-11
How to Buy Shares...........................................  B-11
Special Purchase Program/Investor Services..................  B-12
Miscellaneous Investment Practices..........................  B-16
Tax Matters.................................................  B-28
Shareholder Liability.......................................  B-30
Custodian...................................................  B-31
Independent Auditors........................................  B-31

FOR MORE INFORMATION

     More information about the Fund's investments will be published in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected each Fund's performance over its last fiscal year.

     You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

     You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Distributor at:

         Liberty Funds Distributor, Inc.
         One Financial Center
         Boston, MA 02111-2621
         1-800-426-3750
         www.libertyfunds.com

     Text-only versions of all Fund documents can be viewed online or downloaded from the Securities and Exchange Commission at www.sec.gov.

     You can review and copy information about the Fund by visiting and you can obtain copies, upon payment of a duplicating fee, by writing, the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, DC 20549-6009

     Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBER:

         Colonial Investment Grade Bond Fund: 811-9701

PROSPECTUS
                      COLONIAL INVESTMENT GRADE BOND FUND

                                 CLASS Z SHARES
                               ------------------
    Colonial Investment Grade Bond Fund is a diversified, closed-end management investment company that seeks, as its primary investment objective, to provide high current income. The Fund's secondary investment objective is to seek total return. Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade debt securities (debt securities that are rated at least Baa/BBB or their equivalent by a rating agency or are determined by Colonial Management Associates, Inc., the Fund's investment advisor (the "Advisor"), to be of comparable quality). The Fund generally expects to maintain an intermediate to long duration (approximately 3-7 years). The Fund may leverage its portfolio, through certain derivative instruments, or otherwise, when the Advisor believes it would benefit the Fund. The use of leverage involves certain special risks. (See "Summary -- Special Risk Considerations -- Leverage Risk.") No assurance can be given that the Fund's investment objectives will be achieved. An investment in the Fund is not appropriate for all investors.

    This Prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Fund's Statement of Additional Information contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy by calling Liberty Funds Distributor, Inc., the Fund's distributor (the "Distributor"), at 1-800-332-0593. You may also obtain the Statement of Additional Information on the Securities and Exchange Commission's website (http://www.sec.gov). See page 15 of this Prospectus for a table of contents of the Statement of Additional Information.
                               ------------------

      INVESTING IN THE SHARES OF THE FUND INVOLVES RISKS. SEE THE "SPECIAL RISK CONSIDERATIONS" SECTION BEGINNING ON PAGE 2 OF THIS PROSPECTUS.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

                                                                PER CLASS Z
                                                                   SHARE        TOTALS
                                                                -----------    --------
Public Price(1).............................................      $12.00       $750,000
Sales Load..................................................        None           None
Proceeds to Fund (before expenses)(2).......................      $12.00       $750,000

---------------
(1) The shares are continuously offered on a best efforts basis at a price equal to the net asset value per share next determined after receipt of a properly completed purchase order. It is expected that the initial net asset value per share of the Fund will be $12.00. The minimum initial investment is $1 million, and the minimum subsequent investment is $50.

(2) Assumes the sale of all shares registered hereby, and the exclusion of approximately $271,020 of organizational and initial offering expenses payable by the Advisor.

    PERIODIC TENDER OFFERS. To provide liquidity to shareholders, the Fund will make quarterly repurchase offers, generally for 5% to 25% of its outstanding shares. The time between the notification to shareholders of a tender offer and the deadline for shareholders to provide their repurchase requests (the "Repurchase Request Deadline") may vary from three to six weeks. The repurchase price of the shares will be the net asset value as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date on which the repurchase price is determined (the "Repurchase Pricing Date"). The Repurchase Pricing Date normally will be the same date as the Repurchase Request Deadline. Repurchase proceeds generally will be paid to shareholders in cash within seven days after each Repurchase Pricing Date. It is anticipated that the initial Repurchase Request Deadline will be on July 17, 2000. (See "Periodic Tender Offers.")

    NOT EXCHANGE LISTED. The Fund does not intend to list the shares on any national securities exchange. Shares of the Fund have no history of public trading and there is not expected to be any secondary trading market in the shares. An investment in the shares should be considered illiquid. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the Fund's shares likewise may trade at a discount from net asset value. (See "Special Risk Considerations.")
                               ------------------

    This prospectus applies to the offering of shares of beneficial interest of the Fund, which may be continuously issued and sold from time to time by the Fund through the Distributor, as distributor and principal underwriter, and through your financial advisor. (See "How to Buy Shares.")

        The following eligible institutional investors may purchase Class Z shares: (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from the Fund's distributor; (ii) any registered investment adviser purchasing shares for its clients; (iii) any insurance company, fund company, investment company or foundation; and (iv) any Trustee of the Fund, any employee of Colonial Management Associates, Inc., or any of its affiliates, or any member of the immediate family of any such Trustee or employee.
                               ------------------

January 18, 2000

                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PROSPECTUS SUMMARY..........................................    1
FUND EXPENSES...............................................    5
THE FUND....................................................    5
USE OF PROCEEDS.............................................    5
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES...    5
SPECIAL RISK CONSIDERATIONS.................................    6
OTHER INVESTMENT STRATEGIES AND RISKS.......................    7
MANAGEMENT OF THE FUND......................................    9
DETERMINATION OF NET ASSET VALUE............................   10
ORGANIZATION AND DESCRIPTION OF SHARES......................   10
HOW TO BUY SHARES...........................................   12
MULTIPLE PRICING SYSTEM.....................................   13
PERIODIC TENDER OFFERS......................................   13
TAX MATTERS.................................................   15
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND
  REGISTRAR.................................................   16
REPORTS TO SHAREHOLDERS.....................................   16
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   17

                               PROSPECTUS SUMMARY

     This summary highlights selected information from this Prospectus. It may not contain all of the information that is important to you. You should read this entire Prospectus carefully, including the risk factors. This summary is qualified in its entirety by reference to the detailed information included in this Prospectus and the Statement of Additional Information.

THE FUND......................   Colonial Investment Grade Bond Fund is a newly
                                 organized, diversified, closed-end management investment company. See "The Fund." The Fund was organized as a Massachusetts business trust on November 16, 1999 and has registered under the Investment Company Act of 1940.

                                 The Fund intends to offer its shares
                                 continuously through the Distributor, as principal underwriter, and through financial advisors at a price equal to the next determined net asset value per share. The minimum initial investment is $1 million and the minimum subsequent investment is $50. The Fund reserves the right to change the investment minimums and to refuse a purchase order for any reason.

CLASSES OF SHARES.............   The Fund offers Class Z shares in this
                                 prospectus.

INVESTMENT OBJECTIVES.........   The Fund's primary investment objective is to
                                 provide high current income. The Fund's
                                 secondary objective is to seek total return.

INVESTMENT STRATEGIES.........   The Fund seeks to achieve its investment goals
                                 by investing in:

                                      - Debt securities issued by the U.S.
                                        government or U.S. corporations
                                        (including mortgage- and other asset-
                                        backed securities); and

                                      - Debt securities issued by foreign
                                        governments or corporations.

                                 The Fund has wide flexibility to vary its allocation of investments among debt securities at any given time based on the Advisor's estimate of the expected performance and risk of each type of investment.

                                 The Fund may also invest to a lesser extent in common and preferred stocks to pursue its goal of total return.

                                 The Fund may, to the extent permitted by the Investment Company Act of 1940, "leverage" its portfolio by investing borrowed money when the Advisor believes it would benefit the Fund. The Fund has no current intention to leverage its portfolio through bank borrowings. The Fund may also, and currently expects to, leverage its portfolio through the use of reverse repurchase agreements, short sales and certain derivative instruments.

                                 Although the Fund normally invests at least 80% of its assets in investment grade debt securities, it may invest the remainder of its assets in lower-rated debt securities. Lower-rated securities are:

                                      - rated below BBB by Standard & Poor's
                                        Rating Services, a division of The
                                        McGraw-Hill Companies, Inc. ("Standard &
                                        Poor's");

                                      - rated below BBB by Moody's Investor
                                        Services, Inc. ("Moody's");

                                      - assigned a comparable rating by another
                                        nationally recognized rating service; or

                                      - unrated and believed by the Advisor to
                                        be comparable in quality to a
                                        lower-rated debt security.

                                 The Fund may invest up to 35% of its assets in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

                                 The Fund has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed without approval by the Fund's shareholders. Except for such restrictions, and as otherwise specified, approval by the Fund's shareholders is not required to modify or change the Fund's goals or investment strategies.

SPECIAL RISK CONSIDERATIONS...   The primary risks of investing in the Fund are
                                 described below. There are many circumstances
                                 (that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

                                 No operating history. The Fund is a newly organized, closed-end investment company with no history of operations.

                                 Interest rate risk is the risk of a change in the price of a bond when interest rates change. In general, if interest rates rise, bond prices fall and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

                                 Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the issuer of the security. Because stocks purchased by the Fund pay dividends only after payments are made to bond holders, the value of stocks usually will react more strongly than bonds to actual or perceived changes in the issuers' financial condition.

                                 Leverage risk. The use of leverage through the purchase of certain derivative instruments or the use of reverse repurchase agreement or short sale transactions will create an opportunity for increased net income, but will also create special risks. The Fund intends to use leverage to provide the holders of the shares with a potentially higher return, but its leveraging strategy may not be successful. If the income from the securities purchased with leverage proceeds is not sufficient to cover the cost of leverage, the Fund's return will be lower than if leverage had not been used. Leverage creates risks for holders of the shares, including the likelihood of greater volatility of the net asset value and market price of the shares.

                                 Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets. The risks of foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation or currency devaluations, which could hurt their economies and securities markets.

                                 Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cashflows. Prepayment risk is a particular type of structure risk that is present in the Fund because of its investments in mortgage- and other asset-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners (or other borrowers) are more likely to refinance their home mortgages (or other debt). When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage- and other asset-backed securities may offer less potential for gain than any other debt securities. During periods of rising interest rates, mortgage- and other asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of securities. In addition, the potential impact of prepayment on the price of a mortgage- or other asset-backed security may be difficult to predict and result in greater volatility.

                                 Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. Because the Fund may invest in fixed income securities issued by private entities, including certain types of corporate bonds, the Fund is subject to issuer risk. This could result in decreases in the price of the security. Lower rated securities have increased risk that the issuer of the security may default and not make payments of interest or principal.

                                 Management risk, which exists in varying amounts in most mutual funds, refers to the possibility that the Advisor may fail to anticipate market movements and the risks described herein, or to execute the Fund's strategy effectively.

                                 Closed-end fund risk. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid (i.e. not readily marketable). The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the Fund's shares were to develop, the shares likewise may trade at a discount from net asset value.

INVESTMENT ADVISOR............   Colonial Management Associates, Inc., an
                                 investment adviser registered under the
                                 Investment Advisers Act of 1940, has served as the Fund's Advisor since the Fund's inception.
                                 The Advisor is a wholly-owned subsidiary of Liberty Financial Companies, Inc., which is an indirect, majority-owned subsidiary of Liberty
                                 Mutual Insurance Company.

DISTRIBUTIONS.................   Income dividends are normally declared each
                                 business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December.

                                 Income dividends and capital gains
                                 distributions may be received in cash or reinvested in additional full and fractional shares of the Fund.

PERIODIC TENDER OFFERS........   The Fund has adopted a fundamental policy to
                                 offer each calendar quarter to repurchase a specified percentage (generally between 5% and 25%) of the shares then outstanding at net asset value. Such repurchase offers are referred to as Tender Offers. Tender Offers are scheduled to occur on the 15th day (or the next business day if the 15th is not a business day) in the months of January, April, July and October. The Fund anticipates that its first
                                 Tender Offer will be in July, 2000. (See
                                 "Periodic Tender Offers.")

                                 FUND EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. Because the Fund does not yet have any operating history, this information is based on estimated fees, expenses and net assets for the fiscal year ending December 31, 2000.

ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS
  ATTRIBUTABLE TO FUND SHARES)
Management and Administrative Fees..........................    .50%
Other Operating Expenses....................................    .25%
Total Annual Expenses(1)....................................    .75%
Expense Reimbursement(1)....................................  (.10%)
Net Expenses(1).............................................    .65%

---------------
(1) Colonial Management Associates, Inc. has contractually undertaken to waive its management fees and/or reimburse the Fund for its operating expenses to the extent that such expenses exceed 0.65% for Class Z shares through December 31, 2000. In addition, Colonial Management Associates, Inc. has undertaken to waive its management fee and/or reimburse the Fund for its operating expenses to the extent such expenses exceed the annual rate of .40% through April 30, 2000. Any such reimbursement will lower the class's overall expense ratio and increase its overall return to investors.

EXAMPLE. This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, (iv) all income dividends and capital gains distributions are reinvested in additional shares, and (v) expense reimbursements are in effect for the first year in the periods below:

                      CLASS                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                      -----                         ------    -------    -------    --------
Class Z...........................................    $7        $23        $41        $92

                                    THE FUND

     The Fund is a closed-end, diversified management investment company. The Fund's primary investment objective is to provide high current income. The Fund's secondary investment objective is to seek total return. No assurance can be given that the Fund's investment objectives will be achieved. The Fund was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on November 16, 1999, and is registered under the Investment Company Act of 1940. The Fund's principal office is located at One Financial Center, Boston, Massachusetts 02111, and its telephone number is 800-422-3737.

                                USE OF PROCEEDS

     The net proceeds from the sale of the shares offered hereby will be invested in accordance with the Fund's investment objectives and policies. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objectives at or shortly after it commences operations. To the extent that all of the proceeds cannot be so invested, pending such investment, the Fund will invest such proceeds initially in high-quality, short-term money market securities.

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     The Fund's primary investment objective is to provide high current income. The Fund's secondary objective is to seek total return. The Fund seeks to achieve its investment goals by investing in debt securities issued by the U.S. government or U.S. corporations (including mortgage- and other asset-backed securities) and debt securities issued by foreign governments or corporations.

     The Fund has wide flexibility to vary its allocation of investments among debt securities at any given time based on the Advisor's estimate of the expected performance and risk of each type of investment.

     The Fund may also invest to a lesser extent in common and preferred stocks to pursue its goal of total return.

     The Fund may, to the extent permitted by the Investment Company Act of 1940, "leverage" its portfolio by investing borrowed money when the Advisor believes it would benefit the Fund. The Fund has no current intention to leverage its portfolio through bank borrowings. The Fund may also, and currently expects to, leverage its portfolio through the use of reverse repurchase agreements, short sales and certain derivative instruments.

     Although the Fund normally invests at least 80% of its assets in investment grade debt securities, it may invest the remainder of its assets in lower-rated corporate debt securities. Lower-rated debt securities are: rated below BBB by Standard & Poor's; rated below BBB by Moody's; assigned a comparable rating by another nationally recognized rating service; or unrated and believed by the Advisor to be comparable in quality to a lower-rated debt security.

     The Fund may invest up to 35% of its assets in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

                          SPECIAL RISK CONSIDERATIONS

     The primary risks of investing in the Fund are described below. There are many circumstances (that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

     No operating history. The Fund is a newly organized, closed-end investment company with no history of operations.

     Interest rate risk is the risk of a change in the price of a bond when interest rates change. In general, if interest rates rise, bond prices fall and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

     Market risk is the risk that the price of a security held by the Fund will fall due to a changing economic, political or market conditions, or due to the financial condition of the issuer of the security. Because stocks purchased by the Fund pay dividends only after payments are made to bond holders, the value of stocks usually will react more strongly than bonds to actual or perceived changes in the issuers' financial condition.

     Leverage risk. The use of leverage through the purchase of certain derivative instruments or the use of reverse repurchase agreement or short sale transactions will create an opportunity for increased net income, but will also create special risks. The Fund intends to use leverage to provide the holders of the shares with a potentially higher return, but its leveraging strategy may not be successful. If the income from the securities purchased with leverage proceeds is not sufficient to cover the cost of leverage, the Fund's return will be lower than if leverage had not been used. Leverage creates risks for holders of the shares, including the likelihood of greater volatility of the net asset value and market price of the shares.

     Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income valuable to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets. The risks of foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation or currency devaluations, which could hurt their economies and securities markets.

     Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cashflows. Prepayment risk is a particular type of structure risk that is present in the Fund because of its investments in mortgage- and other asset-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners (or other borrowers) are more likely to refinance their home mortgages (or other debt). When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-and other asset-backed securities may offer less potential for gain than any other debt securities. During periods of rising interest rates, mortgage- and other asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of securities. In addition, the potential impact of prepayment on the price of a mortgage- or other asset-backed security may be difficult to predict and result in greater volatility.

     Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. Because the Fund may invest in fixed income securities issued by private entities, including certain types of corporate bonds, the Fund is subject to issuer risk. This could result in decreases in the price of the security. Lower rated securities have increased risk that the issuer of the security may default and not make payments of interest or principal.

     Management risk, which exists in varying amounts in most mutual funds, refers to the possibility that the Advisor may fail to anticipate market movements and the risks described herein, or to execute the Fund's strategy effectively.

     Closed-end fund risk. The Fund is closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid (i.e. not readily marketable). The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the Fund's shares were to develop, the shares likewise may trade at a discount from net asset value.

                     OTHER INVESTMENT STRATEGIES AND RISKS

USE OF LEVERAGE AND RELATED RISKS

     The Fund's use of reverse repurchase agreements, short-sales and other derivative instruments to leverage its portfolio creates special risks not associated with unleveraged funds having similar investment objectives and policies, including a higher volatility of the net asset value of the shares and potentially more volatility in the market value of the shares. Any investment income or gains earned by the Fund on amounts effectively borrowed that is in excess of what the Fund effectively pays as interest will cause the value of and dividends, if any, on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment performance by the Fund on leverage fails to cover the interest on such leverage, the value of the shares may decrease more quickly than would otherwise be the case and dividends thereon will be reduced or eliminated. This is the speculative effect of "leverage."

     If the Fund's current investment income were not sufficient to meet interest payments on the leverage, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the shares. In addition, a decline in the net asset value of the Fund's investments may affect the ability of the Fund to make dividend payments on its shares and such failure to pay dividends or make distributions may result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     Successful use of a leveraging strategy may depend on the Advisor's ability to correctly predict interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

HEDGING STRATEGIES

     The Fund may enter into a number of hedging strategies, including futures and options, to gain or reduce exposure to particular securities or markets. These strategies, which are commonly referred to as derivatives, involve the use of financial instruments whose value derives from the future, not current, performance of an underlying security, index or currency. The Fund will use these strategies for hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position) in connection with the Fund's bond holdings or to adjust the duration of the Fund's bond holdings. Hedging strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the security, or limit a potential gain. Also, with some hedging strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS

     When-issued securities and forward commitments are securities which are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date.

SHORT SALES

     A short sale is effected by selling a security that the Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements by selling securities and simultaneously agreeing to buy them back at a later date at a price equal to the price paid to the Fund, together with an amount representing interest on such amounts. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the value of the securities bought may decline at the same time there is a decline in the securities sold (and required to be repurchased).

ZERO COUPON BONDS

     The Fund may invest in zero coupon bonds. Zero coupon bonds are issued at less than their face value and do not make any payments of interest. As a result, these bonds include greater credit risk and are subject to greater volatility than bonds that pay cash interest on a current basis.

TEMPORARY DEFENSIVE STRATEGIES

     The Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may invest in cash, high-quality, short-term debt securities, or any other securities without limit. Taking a temporary defensive position may prevent the Fund from achieving its goals.

     In seeking to achieve its goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the SAI, which you may obtain by contacting the Distributor at 1-800-422-3737.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the general supervision of the Fund, including general supervision of the duties performed by the Advisor under its Management Agreement with the Fund. There are twelve Trustees of the Fund, one of whom is an "interested person" (as defined in the Investment Company Act of 1940) of the Fund, the Advisor or the Distributor. The names and addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

THE ADVISOR

     The Advisor is Colonial Management Associates, Inc., a Massachusetts corporation having its principal offices at One Financial Center, Boston, Massachusetts 02111. The Advisor is a wholly-owned subsidiary of Liberty Financial Companies, Inc. ("LFC") and both LFC and the Advisor are indirect, majority-owned subsidiaries of Liberty Mutual Insurance Co., an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. The Advisor has been an investment adviser since 1931. As of the date of this Prospectus, the Advisor serves as investment adviser or sub-adviser for 38 open-end and 8 closed-end management investment companies and manages over $15 billion in assets.

     The Advisor's investment advisory business is managed together with the mutual funds and institutional investment advisory business of its affiliate, Stein Roe & Farnham Incorporated ("Stein Roe"). The Advisor is part of a larger business unit that includes several separate legal entities known collectively as Liberty Funds Group ("LFG"). The Advisor, Stein Roe and other LFG entities also share personnel, facilities and systems that may be used in providing administrative services to the Fund. Stein Roe is a registered investment adviser. The Advisor, Stein Roe and the other entities that make up LFG are subsidiaries of LFC.

     Leslie W. Finnemore and Michael Bissonnette, each a senior vice president of the Advisor, will co-manage the Fund. Since 1987, Ms. Finnemore has served as a manager or co-manager of various other taxable income funds that the Advisor manages.

     Mr. Bissonnette is a co-manager for other taxable income funds that the Advisor manages. Prior to joining the Advisor, Mr. Bissonnette was a portfolio manager for APAM Inc. from June, 1998 to June, 1999 and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998. From June, 1993 to June, 1996 Mr. Bissonnette served as a portfolio manager of fixed-income funds and a vice president of the Advisor.

MANAGEMENT AGREEMENT

     The Management Agreement between the Advisor and the Fund (the "Management Agreement") provides that, subject to the direction of the Board of Trustees of the Fund and the applicable provisions of the Investment Company Act of 1940, the Advisor is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Advisor, subject to review by the Board of Trustees of the Fund and compliance with the applicable provisions of the Investment Company Act of 1940 (the "1940 Act").

     The Advisor provides the Fund with accounting, bookkeeping and pricing services and other services and office facilities (the expenses of which are borne by the Fund as specified below), except to the extent these services are provided by an administrator or an accounting firm hired by the Fund.

     Under the Management Agreement with the Fund, the Advisor receives a monthly advisory fee at the annual rate of 0.50% of the average weekly net assets of the Fund, including amounts borrowed from banks for investment purposes. There are no current plans to utilize leverage through bank borrowings. The Fund will not borrow from banks unless the Fund's Board of Trustees approves the terms of the borrowing.

     The Advisor places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished by such broker-dealers to the Advisor and its affiliates. In recognition of the research and brokerage services provided, the Advisor may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Advisor may consider sales of shares of certain funds distributed by affiliates of the Advisor in selecting broker-dealers for portfolio security transactions.

     In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Advisor), custodian, transfer and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, shareholder reports, expenses of preparing, printing and distributing notices, proxy statements and reports to governmental agencies, and taxes, if any.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the Fund's shares will be determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The net asset value of the Fund equals the value of the Fund's assets less the Fund's liabilities divided by the total number of outstanding shares. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.

     In determining the value of securities for which market quotations are not readily available, the Fund's custodian utilizes the valuations furnished by a pricing service approved by the Board of Trustees. The pricing service uses methods which include consideration of the following: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

     The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's net asset value. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

                     ORGANIZATION AND DESCRIPTION OF SHARES

     The Fund is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated November 16, 1999, as amended, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its Trustees. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as the Fund could, in some circumstances, be held personally liable for unsatisfied obligations of the Fund. However, the Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Fund shall look only to its assets for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Fund shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Fund. Further, the Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Fund was unable to meet its obligations.

     The shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the shares.

     Status of Shares. The Fund is authorized to issue an unlimited number of shares. The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions or repurchase of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. As of January 14, 2000, the following shares of the Fund were outstanding:

TITLE OF CLASS                                                AMOUNT OUTSTANDING
--------------                                                ------------------
Class A.....................................................        8,333
Class B.....................................................            0
Class C.....................................................            0
Class Z.....................................................            0

     Colonial Management Associates, Inc. is the beneficial owner of all of the Fund's outstanding shares and may be deemed to control the Fund.

                               HOW TO BUY SHARES

     Your financial advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated net asset value. In "good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

     Outlined below are various ways you can purchase shares:

METHOD                                            INSTRUCTIONS

Through your financial advisor   Your financial advisor can help you establish
                                 your account and buy Fund shares on your behalf.

By check (new account)           For new accounts, send a completed application
                                 and check made payable to the Fund to the transfer agent, Liberty Funds Services, Inc.,
                                 P.O. Box 1722, Boston, Massachusetts
                                 02105-1722.

By check (existing account)      For existing accounts, fill out and return the
                                 additional investment stub included in your quarterly statement, or send a letter of instruction, including the Fund's name and your account number, with a check made payable to the Fund to Liberty Funds Services, Inc., P.O.
                                 Box 1722, Boston, Massachusetts 02105-1722.

By exchange                      You or your financial advisor may acquire
                                 shares by exchanging shares you own in another
                                 Liberty fund for shares of the same class of the Fund at no additional cost. To exchange by telephone, call 1-800-422-3737. There may be an additional charge when exchanging from a money market fund.

By wire You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic funds transfer     You may purchase shares by electronically
                                 transferring money from your bank account to your Fund account by calling 1-800-422-3737.
                                 Your money may take up to two business days to be invested. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic investment plan        You can make monthly or quarterly investments
                                 automatically from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

By dividend diversification      You may automatically invest dividends
                                 distributed by the Fund into the same class of shares of another fund at no additional sales charge. To invest your dividends in another fund, call 1-800-422-3737.

Investment Minimums              Initial Investment                           $1
                                 million
                                 Subsequent
                                 Investments      $50

     The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                            MULTIPLE PRICING SYSTEM

     CHOOSING A SHARE CLASS. The Fund offers one class of shares in this prospectus -- Class Z shares, which are available to certain institutional and other investors at net asset value without a sales charge or early withdrawal charge. The Fund also offers Classes A, B and C shares through a separate prospectus.

     HOW TO EXCHANGE SHARES. Shareholders of the Fund whose shares are repurchased during a Tender Offer may exchange those shares for shares of the same class of a fund distributed by the Distributor at net asset value. Fund shareholders will not be able to participate in this exchange privilege at any time other than in connection with a Tender Offer. If your shares are subject to an EWC, you will not be charged an EWC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC (a CDSC is the deferred sales charge applicable to the open-end funds) or EWC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC or EWC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC or EWC will be the EWC of the Fund or, for Fund shares purchased by exchange, the original Liberty fund.

     Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund.

                             PERIODIC TENDER OFFERS

     The Board has adopted share repurchase policies as fundamental policies. Those policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities, provide that each calendar quarter, the Fund will make a Tender Offer to repurchase a portion of the outstanding shares from shareholders who request repurchase.

     REPURCHASE PROCEDURE. At the beginning of each Tender Offer, shareholders will be notified in writing about the Tender Offer, how they may request that the Fund repurchase their shares and the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), which is the date the Tender Offer ends. The time between the notification of the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Tender Offer, it is anticipated that each Repurchase Request Deadline will be on the 15th day in each of the months of January, April, July and October, or, if the 15th day is not a business day, the next business day. The repurchase price of the shares will be the net asset value as of the close of regular trading on the NYSE on the date on which the repurchase price of shares will be determined (the "Repurchase Pricing Date"). It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

     The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares tendered by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline."

     Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs. The Fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for portfolio securities and reduce the Fund's value.

     REPURCHASE AMOUNTS. The Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Tender Offer Amount") for a given Repurchase Request Deadline. However, the Tender Offer Amount will generally be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

     If shareholders tender more than the Tender Offer Amount for a given Tender Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Tender Offer Amount, or if the Fund determines to repurchase the additional 2% of the shares outstanding, but Fund shareholders tender shares in excess of that amount, the Fund will repurchase the shares on a pro rata basis and shareholders would be unable to sell in the Tender Offer all or a portion of their shares tendered. The Fund may, however, accept all shares tendered by shareholders who own less than 100 shares and who tender all their shares, before accepting on a pro rata basis shares tendered by other shareholders.

     NOTICES TO SHAREHOLDERS. Notice of each quarterly Tender Offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to tender their shares. The notice will also include detailed instructions on how to tender shares. The notice will state the Tender Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date under certain circumstances (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to tender their shares, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Tender Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their tenders of shares until the Repurchase Request Deadline. The notice will set forth the net asset value of the shares to be repurchased no more than seven days before the date of notification, and how shareholders may ascertain the net asset value after the notification date.

     REPURCHASE PRICE. The notice of the Tender Offer will also provide information concerning the net asset value per share, such as the net asset value as of a recent date or a sampling of recent net asset values, and a toll-free number for information regarding the Tender Offer.

     SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may, with the approval of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund suspend or postpone a repurchase offer only: (A) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (B) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

     LIQUIDITY REQUIREMENTS. The Fund must maintain liquid assets equal to the Tender Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Tender Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

     The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that it can comply with the Tender Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

                                  TAX MATTERS

     The following federal tax discussion reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to foreign, state and local taxes. Prospective shareholders are therefore urged to consult their tax advisors with respect to the tax consequences to them of an investment in the Fund. For more information on federal income tax considerations, see "Tax Matters" in the Statement of Additional Information.

FEDERAL TAXATION OF THE FUND

     The Fund intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on income distributed in a timely manner to Fund shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute all its net investment income and all its net capital gains to shareholders at least annually. If the Fund is determined not to have distributed all of its net investment income, it could owe tax at the corporate level, and, in certain circumstances, lose its eligibility to be treated as a regulated investment company. For more information on the requirements the Fund must satisfy in order to qualify as a regulated investment company, see "Tax Matters -- Federal Taxation of the Fund" in the Statement of Additional Information.

     The Fund's investments and hedging activities are subject to special federal tax rules. Federal rules governing the Fund's hedging transactions (including hedging transactions in futures and options) may alter the character of distributions to shareholders. The Fund's investments in securities issued at a discount will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. Therefore, in order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

FEDERAL TAXATION OF SHAREHOLDERS

     DIVIDENDS AND OTHER DISTRIBUTIONS. Distributions of net investment income (including the excess, if any, of net short-term capital gain over net long-term capital loss), will be taxable to shareholders as ordinary income, and will not qualify for the corporate dividends-received reduction. Distributions of net capital gain will be taxable to shareholders as long-term capital gain (generally, at a 20% rate for noncorporate shareholders), without regard to how long a shareholder has held shares of the Fund, and will not qualify for the corporate dividends-received deduction.

     Distributions of income and capital gains are taxable whether received in cash or reinvested in additional shares. If a dividend or distribution is made shortly after a shareholder purchases shares of the

Fund, while in effect a return of capital to the shareholder, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

     The Fund's net investment income calculated for accounting purposes and distributed to shareholders may in certain circumstances exceed or be less than the Fund's net tax-exempt and taxable income for federal tax purposes. If the Fund distributes amounts in excess of the Fund's "earnings and profits" (which provides the measure of the Fund's dividend-paying capacity for tax purposes), such distributions to shareholders will be treated as a return of capital to the extent of a shareholder's basis in his or her shares, and thereafter as gain from the sale or exchange of a capital asset. A return of capital is not taxable to a shareholder and has the effect of reducing a shareholder's basis in the relevant shares, which basis reduction would cause shareholders to realize gain if their shares were sold for an amount equal to the purchase price.

     Any dividend paid by the Fund during January of a given year generally is deemed to have been received by shareholders on December 31 of the preceding year, provided that the dividend actually was declared by the Fund in October, November or December of such preceding year and payable to shareholders of record on a date in such a month.

     The Fund will notify shareholders each year of the amount and tax status of dividends and other distributions, including the amount of any distribution of net capital gain.

     SALE OR REDEMPTION OF SHARES. In some circumstances, the sale or exchange of shares in the Fund may give rise to gain or loss. In general, any gain or loss realized upon a taxable disposition of shares in the Fund by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss. However, if a shareholder buys shares in the Fund and sells them at a loss within six months, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares in the Fund held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any net capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares in the Fund will be disallowed if other shares in the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares in the Fund will be adjusted to reflect the disallowed loss.

     Gain or loss, if any, resulting from a redemption of shares in the Fund generally will be treated as gain or loss from the sale or exchange of a capital asset under Section 302 of the Code, rather than as a dividend, but only if the redemption distribution (i) is deemed not to be essentially equivalent to a dividend, (ii) is in complete redemption of an owner's interest in the Fund,
(iii) is substantially disproportionate with respect to the owner, or (iv) with respect to non-corporate owners, is in partial liquidation of the Fund.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The Fund's securities and cash are held by The Chase Manhattan Bank, whose principal business address is 270 Park Avenue, New York, New York 10017-2070, as custodian under a custodian contract.

     Liberty Funds Services, Inc., P.O. Box 1722, Boston, Massachusetts 02105, a wholly-owned subsidiary of LFG, is the agent of the Fund for the transfer of shares, disbursement of dividends and maintenance of shareholder account records.

                            REPORTS TO SHAREHOLDERS

     The Fund will send unaudited semiannual and audited annual reports to its shareholders, including, as currently required by regulations of the Securities and Exchange Commission (the "SEC"), a list of investments held.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................  B-2
Fund Charges and Expenses...................................  B-3
Tender Offer Fundamental Policy.............................  B-3
Management of the Fund......................................  B-3
Portfolio Transactions......................................  B-10
Description of Shares.......................................  B-11
How to Buy Shares...........................................  B-11
Special Purchase Programs/Investor Services.................  B-12
Miscellaneous Investment Practices..........................  B-16
Tax Matters.................................................  B-28
Shareholder Liability.......................................  B-30
Custodian...................................................  B-31
Independent Auditors........................................  B-31

FOR MORE INFORMATION

     More information about the Fund's investments will be published in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected each Fund's performance over its last fiscal year.

     You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

     You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Distributor at:

          Liberty Funds Distributor, Inc.
          One Financial Center
          Boston, MA 02111-2621
          1-800-426-3750
          www.libertyfunds.com

     Text-only versions of all Fund documents can be viewed online or downloaded from the Securities and Exchange Commission at www.sec.gov.

     You can review and copy information about the Fund by visiting, and you can obtain copies, upon payment of a duplicating fee, by writing, the:

          Public Reference Room
          Securities and Exchange Commission
          Washington, DC 20549-6009

     Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBER:

          Colonial Investment Grade Bond Fund: 811-9701

                      COLONIAL INVESTMENT GRADE BOND FUND
                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information ("SAI") relating to the Class A, B, C, and Z shares (together, the "shares") offered by the Colonial Investment Grade Bond Fund (the "Fund") contains information which may be useful to investors but which is not included in the Prospectus of the Fund. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated January 18, 2000, describing the (the "Prospectus"). This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling Liberty Funds Distributor, Inc. at 1-800-322-0593. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.



INVESTMENT OBJECTIVES AND POLICIES.........................................B-2

FUND CHARGES AND EXPENSES..................................................B-3

TENDER OFFER FUNDAMENTAL POLICY............................................B-3

MANAGEMENT OF THE FUND.....................................................B-3

PORTFOLIO TRANSACTIONS.....................................................B-10

DESCRIPTION OF SHARES......................................................B-11

HOW TO BUY SHARES..........................................................B-11

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES................................B-12

MISCELLANEOUS INVESTMENT PRACTICES.........................................B-16

TAX MATTERS................................................................B-28

SHAREHOLDER LIABILITY......................................................B-30

CUSTODIAN..................................................................B-31

INDEPENDENT AUDITORS.......................................................B-31




The date of this Statement of Additional Information is January 18, 2000.

                       INVESTMENT OBJECTIVES AND POLICIES

      The Fund's Prospectus describes its investment objectives and investment policies. This SAI includes additional information concerning, among other things, the investment policies of the Fund and information about certain securities and investment techniques that are described or referred to in the Prospectus or in which the Fund expects to engage. Except as indicated under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

      The following fundamental restrictions are for the protection of the Fund's shareholders and cannot be changed without the approval of the holders of a "majority of the outstanding" shares, voting together as a single class. A "majority of the outstanding" shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

      The Fund may:

      1. issue senior securities or borrow money to the extent permitted by the 1940 Act;

      2.    only own real estate acquired as a result of owning securities;

      3.    purchase and sell futures contracts and related options;

      4. underwrite securities issued by others only when disposing of portfolio securities;

      5. make loans through lending of securities, through the purchase of debt instruments or similar evidences of indebtedness typically sold to financial institutions and through repurchase agreements;

      6. not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer (The Fund will treat each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, as separate issuers. In the utilities category, gas, electric, water and telephone companies will be considered as separate industries.); and

      7. not purchase or sell commodities or commodities contracts, except that, consistent with its investment policies, the Fund may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.

      The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

OTHER INVESTMENT POLICIES

      As non-fundamental investment policies which may be changed by the Fund without a shareholder vote, the Fund may not:

      1. purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

      2. invest in interests in oil, gas or other mineral exploration or development programs, including leases.



                          FUND CHARGES AND EXPENSES

     Under the Fund's Management Agreement with the Advisor, the Fund pays the Advisor a monthly fee based on the average weekly net assets of the Fund, including the proceeds of bank borrowings for investment purposes, if any, for such month at the annual rate of 0.50% of average weekly net assets.



                         TENDER OFFER FUNDAMENTAL POLICY

      The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly Tender Offers (the "Tender Offer Fundamental Policy").

      The Tender Offer Fundamental Policy sets the interval between each Repurchase Offer at one quarter and provides that the Fund shall conduct a Tender Offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Request Deadline will be established by the Fund and will be based on factors such as market conditions, liquidity of the Fund's assets and shareholder servicing conditions. The Tender Offer Fundamental Policy also provides that the repurchase pricing shall occur not later than fourteenth day after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day.

      The Tender Offer Fundamental Policy may be changed only by a majority vote of the outstanding voting securities. For more information, please refer to the Prospectus under the caption "Periodic Tender Offers."



                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below.

TRUSTEES AND OFFICERS

NAME (AGE)                              POSITIONS AND                  PRINCIPAL OCCUPATION
AND ADDRESS                             OFFICES WITH FUND              DURING PAST FIVE YEARS
-----------                             ------------------             ----------------------

Tom Bleasdale (69)                         Trustee             Retired (formerly Chairman of the Board and
502 Woodlands Drive                                            Chief Executive Officer, Shore Bank & Fund
Linville, NC  28646                                            Company from 1992 to 1993);  Director of The
                                                               Empire Company since June, 1995.

John V. Carberry * (52)                    Trustee             Senior Vice President of Liberty Financial
56 Woodcliff Road                                              Companies, Inc. (formerly Managing Director,
Wellesley Hills, MA  02481                                     Salomon Brothers (investment banking) from
                                                               January, 1988 to January, 1998).

Lora S. Collins (63)                       Trustee             Attorney (formerly Attorney, Kramer, Levin,
1175 Hill Road                                                 Naftalis & Frankel (law firm) from September,
Southold, NY 11971                                             1986 to November, 1996).

James E. Grinnell (69)                     Trustee             Private Investor since November, 1988.
22 Harbor Avenue
Marblehead, MA 01945

Richard W. Lowry (63)                      Trustee             Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL 32963

Salvatore Macera (67)                      Trustee             Private Investor (formerly Executive Vice
26 Little Neck Lane                                            President and Director of Itek Corporation
New Seabury, MA 02649                                          (electronics) from 1975 to 1981).

William E. Mayer (59)                     Trustee             Partner, Development Capital, LLC (venture
500 Park Avenue, 5th Floor                                     capital) (formerly Dean, College of Business and
New York, NY 10022                                             Management, University of Maryland from
                                                               October, 1992 to November, 1996;
                                                               Dean, Simon Graduate School of Business,
                                                               University of Rochester from October, 1991 to
                                                               July, 1992).

James L. Moody, Jr. (67)                   Trustee             Retired (formerly Chairman of the Board,
16 Running Tide Road                                           Hannaford Bros. Co. (food retailer) from May,
Cape Elizabeth, ME 04107                                       1984 to May, 1997, and Chief Executive Officer,
                                                               Hannaford Bros. Co. from May, 1973 to May,
                                                               1992).

John J. Neuhauser (56)                     Trustee             Dean, Boston College School of Management
84 College Road                                                since September, 1977 to September, 1999).
Chestnut Hill, MA 02467-
3838


Thomas E. Stitzel (63)                     Trustee             Professor of Finance, College of Business, Boise
2208 Tawny Woods Place                                         State University (higher education); Business
Boise, ID  83706                                               consultant and author.


Robert L. Sullivan (71)                    Trustee             Retired (formerly Partner, KPMG Peat Marwick
45 Sankaty Avenue                                              LLP, from July, 1966 to June, 1985).
Siasconset, MA 02564

Anne-Lee Verville (53)                     Trustee             Consultant (formerly General Manager, Global
359 Stickney Hill Road                                         Education Industry from 1994 to 1997, and
Hopkinton, NH  03229                                           President, Applications Solutions Division from
                                                               1991 to 1994, IBM Corporation (global education
                                                               and global applications)).

Stephen E. Gibson (45)                    President            President of the Fund and Liberty Funds since
                                                               June, 1998, Chairman of the Board since July,
                                                               1998, and Chief Executive Officer and President
                                                               since December, 1996, and Director, since 1996
                                                               of the Advisor (formerly Executive Vice
                                                               President from July, 1996 to December, 1996);
                                                               Director, Chief Executive Officer and President
                                                               of Liberty Funds Group LLC (formerly known as
                                                               COGRA, LLC) ("LFG") since December, 1998
                                                               (formerly Director, Chief Executive Officer and
                                                               President of The Colonial Group, Inc. ("TCG")
                                                               from December, 1996 to December, 1998);
                                                               Assistant Chairman of Stein Roe & Farnham
                                                               Incorporated ("SR&F") since August, 1998
                                                               (formerly Managing Director of Marketing of
                                                               Putnam Investments, June, 1992 to July, 1996.)


J. Kevin Connaughton (34)            Controller and Chief      Controller and Chief Accounting Officer of the
                                      Accounting Officer       Fund and the Liberty Funds, except Liberty Funds
                                                               Trust IX, since February, 1998; Controller,
                                                               Liberty Funds Trust IX, since December,
                                                               1998; Vice President of the Advisor since
                                                               February, 1998 (formerly Senior Tax Manager,
                                                               Coopers & Lybrand, LLP from April, 1996 to
                                                               January, 1998; Vice President, 440 Financial
                                                               Group/First Data Investor Services Group
                                                               from March, 1994 to April, 1996).

Timothy J. Jacoby (45)                Treasurer and Chief      Treasurer and Chief Financial Officer of the
                                       Financial Officer       Fund and the Liberty Funds, except Liberty Funds
                                                               Trust IX, since October, 1996 (formerly
                                                               Controller and Chief Accounting Officer from
                                                               October, 1997 to February, 1998); Treasurer
                                                               of Liberty Funds Trust IX since December,
                                                               1998; Senior Vice President of the Advisor
                                                               since September, 1996; Vice President, Chief
                                                               Financial Officer and Treasurer since
                                                               December, 1998 of LFG (formerly Vice
                                                               President, Chief Financial Officer and
                                                               Treasurer from July, 1997 to December, 1998
                                                               of TCG); Senior Vice President of SR&F since
                                                               August, 1998 (formerly Senior Vice
                                                               President, Fidelity Accounting and Custody
                                                               Services from September, 1993 to September,
                                                               1996).

Nancy L. Conlin (45)                       Secretary           Secretary of the Fund and the Liberty Funds,
                                                               except Liberty Funds Trust IX, since April, 1998
                                                               (formerly Assistant Secretary from July, 1994 to
                                                               April, 1998); Director, Senior Vice President,
                                                               General Counsel, Clerk and Secretary of the
                                                               Advisor since April, 1998 (formerly Vice
                                                               President, Counsel, Assistant Secretary and
                                                               Assistant Clerk from July, 1994 to April, 1998);
                                                               Vice President, General Counsel and Secretary of
                                                               LFG since December, 1998 (formerly Vice
                                                               President, Counsel, General Counsel and Clerk of
                                                               TCG from April, 1998 to December, 1998;
                                                               (formerly Assistant Clerk from July, 1994 to
                                                               April, 1998).

*Denotes those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or Colonial. Mr. Carberry is an "interested person" as defined in the 1940 Act because of his affiliation with Liberty Financial Companies, Inc., an indirect parent company of the Advisor, and also because he has a direct or indirect beneficial interest in one of the Underwriters.

The Trustees of the Fund are also directors or trustees, as the case may be, of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII (formerly known as LFC Utilities Trust), Liberty Variable Investment Trust ("LVIT"), Colonial Municipal Income Trust, Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust, Colonial California Insured Municipal Fund, Colonial Massachusetts Insured Municipal Fund, Colonial New York Insured Municipal Fund, Colonial Intermediate High Income Fund, and Colonial Intermarket Income Trust I (collectively, each fund or any series thereof termed the "Liberty Funds").

The Trustees serve as trustees of all Liberty Funds for which each Trustee (except Mr. Carberry) receives an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs and the lead Trustee receive an annual retainer of $1,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the Liberty Funds based on each Liberty Fund's relative net assets, and one-third of the fees are divided equally among the Liberty Funds.



TRUSTEES AND TRUSTEES' FEES

It is estimated that the Trustees will receive the amounts set forth below for the fiscal year ending December 31, 2000. For the calendar year ended December 31, 1999, the Trustees received the compensation set forth below for serving as trustees of the Liberty Funds (a):


                               Estimated Compensation From        Total Compensation From The Fund Complex
                               The Fund For The Fiscal Year       Paid To The Trustees For The Calendar Year
Trustee                        Ended December 31, 2000 (b)        Ended December 31, 1999(c)
-------                        ---------------------------        --------------------------
Tom Bleasdale)                 $536.24 (d)                        $103,000(c)
John V. Carberry (f)           N/A                                N/A
Lora S. Collins                515.16                             96,000
James E. Grinnell              536.24                             100,000
Richard W. Lowry               515.16                             97,000
Salvatore Macera               515.16                             95,000
William E. Mayer               536.24                             101,000
James L. Moody, Jr)            536.24 (g)                         91,000(h)
John J. Neuhauser              539.96                             101,252
Thomas E. Stitzel              515.16                             95,000
Robert L. Sullivan             567.14                             104,100
Anne-Lee Verville              515.16 (i)                         96,000 (j)

(a) Neither the Fund nor the Fund Complex currently provides pension or retirement plan benefits to the Trustees.

(b) Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made and upon estimated relative Fund nest assets.

(c) At December 31, 1999, the complex consisted of 56 open-end and 8 closed-end management investment portfolios in the Liberty Funds (together, the "Fund Complex").

(d)      Include $273 payable in later years as deferred compensation.

(e)      Includes $52,000 payable in later years as deferred compensation.

(f) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial Companies, Inc. ("Liberty Financial").

(g) Total compensation of $536 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(h) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

(i) Total compensation of $515 for the fiscal year ended December 31,2000, will be payable in later years as deferred compensation.

(j) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

For the fiscal year ended December 31, 1999, certain of the Trustees received the following compensation in their capacities as trustees or directors of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, the "Liberty All-Star Funds") (m).

                               Total Compensation From
                               Liberty All-Star Funds For The Calendar Year
Trustee                        Ended December 31, 1999(k)
John V. Carberry(l)            N/A
James E. Grinnell              $25,000
Richard W. Lowry               $25,000
William E. Mayer               $25,000
John J. Neuhauser)             $25,000

(k) The Liberty All-Star Funds are advised by Liberty Asset Management Company ("LAMCO"). LAMCO is an indirect wholly owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).

(l) Does not receive compensation because he is an affiliated trustee and employee of Liberty Financial.

      At January 14, 2000, the Fund's officers and Trustees as a group owned less than 1% of the Fund's outstanding shares.


      At January 14, 2000, Colonial Management Associates, Inc. owned of record 8,333 shares, representing 100% of the Fund's outstanding shares.

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund. The Declaration also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund but that such indemnification will not relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISOR

      Colonial Management Associates, Inc. (the "Advisor") has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor, sub-advisor or administrator for 38 open-end and 8 closed-end management investment company portfolios. Trustees and officers of the Fund, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Fund. More than 30,000 financial advisors have recommended the fund to over 800,000 clients worldwide, representing more than $15 billion in assets.

      The Advisor is a subsidiary of Liberty Funds Group LLC ("LFG"). One Financial Center, Boston, MA 02111. LFG is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a direct majority-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, Ma 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

      Under a Management Agreement (the "Agreement"), the Advisor has contracted to furnish the Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, the Fund pays a monthly fee based on the average weekly net assets of the Fund for such month. Under the Agreement, any liability of the Advisor to the Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

      The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long a such continuance is approved at least annually (i) by the Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940
Act) of the Advisor of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

      The Advisor pays all salaries of officers of the Fund. The Fund pays all expenses not assumed by the Advisor, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Fund pays the cost of printing and mailing any Prospectuses sent to shareholders.

      The Advisor also provides the Fund with bookkeeping and pricing services, and for these services, the Fund pays the Advisor a monthly fee of $25,000 plus
 .0025 of 1% of average net assets over $50 million.

DISTRIBUTOR

      Shares of the Fund are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111, under a Distribution Agreement (the "Agreement"). The Distributor is a subsidiary of the Advisor, which is an indirect subsidiary of LFG. The Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the Board or by a majority of the outstanding voting securities of the Fund, and (2) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Fund has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of the prospectus and other expenses.

DISTRIBUTION AND SERVICE FEES. In addition to an early withdrawal charge, each of Class A, B, and C of shares is authorized under a distribution plan ("Plan") to use the assets attributable to a class to finance certain activities relating to the distribution of shares to investors. These include marketing and other activities to support the distribution of the Class A, B, and C shares and the services provided to you by your financial advisor. The Plan was approved and reviewed in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act to permit it to have a multi-class structure, early withdrawal charges, and distribution fees.

      Under the Plan, distribution and service fees paid by the Fund to the Distributor may equal up to an annual rate of 0.25% of average daily net assets attributable to Class A shares, 0.70% of average daily net assets attributable to Class B shares, and 0.85% of average daily net assets attributable to Class C shares, respectively. Since the distribution and service fees are payable regardless of the Distributor's expenses, the Distributor may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

      The Trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the trustees, including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such Independent Trustees.

      EARLY WITHDRAWAL CHARGES (EWCs). Certain investments in Class A, B and C shares are subject to an EWC. You will pay the EWC only on shares you submit for repurchase within a certain amount of time after purchase. The EWC generally declines each year until there is no charge for repurchased shares. The EWC is applied to the net asset value at the time of purchase or repurchase, whichever is lower. For purposes of calculating the EWC, the start of the holding period is the first day of the month following each purchase, shares you purchase with reinvested dividends or capital gains are not subject to an EWC. When shares are repurchased, the Fund will automatically repurchase those shares not subject to an EWC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the EWC. In certain circumstances, EWCs may be waived, as described in this Statement of Additional Information.

      CONVERSION FEATURE. Class B shares will automatically convert to Class A shares after eight years and after that date, Class B shares will no longer be subject to the distribution fees applicable to Class B shares. Conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares from asset-based distribution expenses applicable to such shares at such time as the Class B shares have been outstanding long enough for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection with those shares. Class C shares do not convert to Class A shares. Therefore, holders of Class C shares will continue to bear the asset-based distribution fees on the Class C shares for as long as they hold such shares.



                             PORTFOLIO TRANSACTIONS

      The Advisor is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Fixed-income securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing orders for portfolio securities of the Fund, the Advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable under the circumstances. In seeking the most favorable price and execution, the Advisor, having in mind the Fund's best interest, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Though the Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Advisor will consider research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions with the Fund, the Advisor or the Advisor's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services are used by the Advisor in connection with all of its investment activities, including managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers may be used by the Advisor in providing investment management for the Fund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The management fee paid by the Fund will not be reduced because the Advisor and/or other clients receive such services. The allocation of orders and the commission rates paid by the Fund will be reviewed periodically by the Board of Trustees.


      As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Advisor may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

      The Fund recently commenced operations and has not paid any brokerage commissions for the execution of portfolio transactions.


                              DESCRIPTION OF SHARES
      The descriptions of the shares contained in the Prospectus and this Statement of Additional Information do not purport to be complete and are subject to and qualified in their entireties by reference to the Declaration of the Fund (the "Declaration") and the By-Laws of the Fund (the "By-Laws"), as each from time to time is amended. Copies of the Declaration and the form of the By-Laws are filed as exhibits to the Registration Statement of which the Prospectus and this Statement of Additional Information are a part and may be inspected, and copies thereof may be obtained, as described under "Table of Contents Statement of Additional Information -- For More Information" in the Prospectus.

      The Declaration authorizes the issuance of an unlimited number of shares without par value. All shares have equal rights as to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and, subject to matters discussed in "Shareholder Liability," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

                               HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value ("NAV") per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through Financial Service Firms (singularly, a "FSF"), the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to Liberty Financial Services, Inc. ("LFS"), they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, Liberty Financial Distributor, Inc.'s commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"). Liberty Financial Distributor, Inc. ("LFD") generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C or Z shares. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

                  SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLANS. As a convenience to investors, shares of most funds advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe & Farnham Incorporated may be purchased through the Automatic Investment Plans. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a Fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic purchase is by electronic funds transfer, you may request the Automatic purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B and C). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe & Farnham Incorporated in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial and subsequent Retirement Plan investment is $25. Investors Bank & Fund Company is the Trustee of LFD prototype plans and charges a $15 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
RIGHT OF ACCUMULATION AND STATEMENT OF INTENT (Class A shares only) Reduced sales charges on Class A shares can be effected by combining a current purchase with prior purchases of Class A, B, C and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:


1.       the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund and Class B, C, and Z shares).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C and Z shares held by the shareholder on the date of the Statement in funds distributed by LFD (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, or C shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Any EWC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any EWC or conversion date. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF COLONIAL EMPLOYEES OR FINANCIAL SERVICE FIRMS. Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

SPONSORED ARRANGEMENTS. Class A shares of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF EARLY WITHDRAWAL CHARGES (EWCs) (Classes A, B and C) EWCs may be waived on redemptions in the following situations with the proper documentation:


1. Death. EWCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act ("UGMA"), Uniform Transfers to Minors Act ("UTMA") or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the EWCs will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable EWC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable EWC will be charged.

2. Disability. EWCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND
         (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable EWC will be charged.

3. Death of a trustee. EWCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor fund following the death of the sole trustee where (i) the grantor of the fund is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the fund document provides for dissolution of the fund upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable EWC will be charged upon any subsequent redemption.

4. Returns of excess contributions. EWCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

5. Qualified Retirement Plans. EWCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document).

The EWC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

                       MISCELLANEOUS INVESTMENT PRACTICES

SHORT-TERM TRADING
      In seeking the Fund's investment objective, the Advisor will buy or sell portfolio securities whenever it deems appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual Funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio. The rate of portfolio turnover for the fund is expected to be approximately 50%.

LOWER RATED BONDS

      Lower rated bonds are those rated lower than Baa by Moody's Investor Service, Inc., ("Moody's"), BBB by Standard & Poor's Rating division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or comparable unrated debt securities. Relative to debt securities of higher quality,

 1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower rated bonds;

 2. the secondary market for lower rated bonds may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

 3. the Advisor's credit analysis of lower rated bonds may have a greater impact on the Fund's achievement of its investment objective and

 4. lower rated bonds may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

     In addition, certain lower rated bonds do not pay interest in cash on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions.

SMALL COMPANIES
     Smaller, less well-established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES


      The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

     The Fund may invest in certain passive foreign investment companies
(PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. The PFIC tax is the highest ordinary income rate, and it could be increased by an interest charge on the deemed tax deferral.

     The Fund may elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (but not depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

STRIPPED SECURITIES (STRIPS)

     The Fund may invest in stripped securities (e.g. zero coupon securities) which are securities issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security and in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

     The Fund may invest in debt securities which do not pay interest for a stated period of time and then pay interest at a series of different rates for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of stripped securities for the period when no interest is paid.

PAY-IN-KIND (PIK) SECURITIES

     The Fund may invest in securities which pay interest either in cash or additional securities at the issuer's option. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

     GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the Fund would be allowed to invest in directly.

SECURITIES LOANS

     The Fund may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The
Fund may also call such loans in order to sell the securities involved.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

     The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

     In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Also, the transaction costs may exceed the return earned by the Fund from the transaction.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

     In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

OPTIONS ON SECURITIES

        WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price. The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash liquid assets equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

       The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

       The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

       If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS

       The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS

       The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS

       The Staff of the Division of Investment Management of the Securities and Exchange Commission, (the "SEC") has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment.

RISK FACTORS IN OPTIONS TRANSACTIONS

       The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

       When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

       The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

       If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

        A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the Fund's ability to realize its profits or limit its losses.

       Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

       Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

       Upon entering into futures contracts, in compliance with the SEC requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

       A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

       Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

       Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

       Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

       The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS

            The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

            As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

            The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

            Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

            Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

            There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

            To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

INDEX FUTURES CONTRACTS

            An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

            There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

     Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES

      Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

      As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

      The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

      The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

      The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

      For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

      When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

      The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

      It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS

      Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

      Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit. At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS

      In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

      The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

      The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

      The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

      There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES

      Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION

      Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

INVERSE FLOATERS

      Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

      The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

   Federal Taxation of the Fund

The ability of the Fund to qualify for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") requires, among other things, that the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities, or options and futures with respect to stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

In addition, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Further, in order to so qualify, the Fund must distribute to its shareholders with respect to each year at least 90% of the sum of (1) its net tax-exempt interest income and (2) its taxable net investment income (including, generally, taxable interest, dividends and certain other income, less certain expenses, and the excess, if any, of net short-term capital gain over net long-term capital loss) (the "Distribution Requirement").

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount at least equal to the sum of 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), plus 100% of any undistributed income from the preceding year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise and corporate-level taxes. If the Fund is determined not to have distributed all of its net investment income, it could owe tax at the corporate level and, in certain circumstances, lose its eligibility to be treated as a regulated investment company. In addition, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. The Fund also may elect to pay the excise tax liability if it determines that the costs of making an excise tax distribution are greater than the excise tax liability that would be due upon the failure to make such excise tax distribution.

If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed subject to corporate income taxes imposed at the Fund level, and all distributions from earnings and profits, including distributions of net exempt-interest income and net capital gain (i.e., the excess, if any, of net long-term capital gain over net short-term capital loss), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.


Federal Taxation of Shareholders

Shareholders will be subject to federal income taxes on distributions, whether received in cash or additional shares. Distributions of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gain (generally taxed at a rate of 20% to noncorporate shareholders), without regard to how long a shareholder has held shares in the Fund.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

SALES OR REDEMPTIONS OF SHARES. From time to time the Fund may make a tender or repurchase offer for its shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all shares, held or considered under Code rules to be held by such shareholder. Shareholders who tender all shares held, or considered held, by them will be treated as having sold such shares and generally will realize a capital gain or loss. If, however, a shareholder tenders fewer than all of its shares, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund.

BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number, who have under reported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding. An individual's taxpayer identification number is his or her social security number.

FOREIGN INVESTORS. Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net capital gain received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. Federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Fund.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

The foregoing is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions.


                              SHAREHOLDER LIABILITY

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and requires that a notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.



                                    CUSTODIAN

      The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-2070, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.



                              INDEPENDENT AUDITORS

      Ernst & Young LLP are the Fund's independent auditors, providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



To the Trustees and Shareholder of the
     Colonial Investment Grade Bond Fund


We have audited the accompanying statement of assets and liabilities of the Colonial Investment Grade Bond Fund (the "Fund"), as of January 13, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Colonial Investment Grade Bond Fund, at January 13, 2000 in conformity with generally accepted accounting principles.

                                                     Ernst & Young LLP


Boston, Massachusetts
January 13, 2000

                      STATEMENT OF ASSETS AND LIABILITIES
                      COLONIAL INVESTMENT GRADE BOND FUND
                                JANUARY 13, 2000

ASSETS:
                 Cash                                   $100,000
                                                        --------
                 Total Assets                            100,000

LIABILITIES:
                 Total Liabilities                          -
                                                        --------
NET  ASSETS                                             $100,000
                                                        ========

                 Net assets consist of:
                 Paid in Capital                        $100,000
                                                        ========

NET ASSETS:                                             $100,000
      Class A                                           $100,000
      Class B                                                -
      Class C                                                -
      Class Z                                                -
    Shares outstanding:
      Class A (2,812,500 shares authorized)                8,333
      Class B (2,812,500 shares authorized)                  -
      Class C (562,500 shares authorized)                    -
      Class Z (62,500 shares authorized)                     -

Net Asset Value and redemption
  price per share                        Class A           $12.00
Maximum offering price per share         Class A           $12.44
Net Asset value and offering price
  per share                              Class B           $12.00(a)
Net Asset value and offering price
  per share                              Class C           $12.00(a)
Net Asset value, offering and
  redemption price per share             Class Z           $12.00

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                          NOTE TO FINANCIAL STATEMENT

Colonial Investment Grade Bond Fund (the "Fund") was formed as a diversified, closed-end investment management company, under a Declaration of Trust dated November 16, 1999 and has been inactive since that date except for matters relating to its organization and registration on Form N2 as an investment company under the Investment company Act of 1940 and the sale of 8,333.33 shares of its beneficial interest to Colonial Management Associates, Inc., the Fund's investment advisor. Colonial Management Associates, Inc. has agreed to bear any organizational or offering costs of the Fund. The Fund's investment and valuation policies are detailed in the Fund's prospectuses.